May 1, 2025

Flex Edge Success®

Joint Edge®

Issued by: Nassau Life Insurance Company

UPDATING SUMMARY PROSPECTUS

This Updating Summary Prospectus pertains to the Nassau Life Flex Edge Success and Joint Edge variable life insurance policies (each, a “Policy”).

The prospectus for the Policy contains more information about the Policy, including its features, benefits, and risks. You can find the current prospectus and other information about the Policy online at https://nassau.onlineprospectus.net/Nassau/Products/index.html. You can also obtain this information at no cost by calling 1-800-541-0171 or by sending an email request to customer_contact_center@nfg.com.

Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

GLOSSARY

The following are defined terms used in this Updating Summary Prospectus:

Cash Surrender Value: The Cash Surrender Value is the Policy Value less any applicable surrender charge on the date of surrender and less any debt.

Customer Service Office: The address that a policy owner should contact regarding all customer service matters, including premium payments, withdrawals, surrenders, transfers, exchanges, and fund/premium allocation requests. For payments, the address is P.O. Box 758572, Topeka, Kansas 66675-8572. For non-payment service matters, the address is P.O. Box 758573, Topeka, Kansas 66675-8573. For overnight payment delivery, the address is 5801 SW 6th Street, Mail Zone 572, Topeka, Kansas 66636. The telephone number is 1-800-541-0171. The hours of operation are 8:30am – 6:00pm EST and the fax number is 1-785-368-1386.

Death Benefit Option: Each Death Benefit Option reflects the unique way that the death benefit amount under the option is determined. The Flex Edge Success Policy has two Death Benefit Options, and the Joint Edge Policy has three Death Benefit Options.

Investment Options: The accounts within our Separate Account to which nonloaned assets under the Policy are allocated (which also may be referred to in this prospectus as the “variable investment options”).

Nassau Life (our, us, we, company, or Company): Nassau Life Insurance Company.

Policy: Each flexible premium fixed and variable universal life insurance policy for which this summary prospectus provides updated information.

Policy Value: The sum of your Policy’s share in the value of each Investment Option plus the value of your Policy allocated to the guaranteed interest account.

Separate Account: Nassau Life Variable Universal Life Account.

You (your): The owner of this Policy at the time an owner’s right is exercised.

UPDATED INFORMATION ABOUT YOUR POLICY

The following is a summary of certain Policy features that have changed since the Updating Summary Prospectus dated May 1, 2024. This does not reflect all of the changes that have occurred since you entered into your Policy.

•

Effective August 16, 2024, the Guggenheim VT Long Short Equity Fund was liquidated. On the liquidation date, in the absence of instructions, Contract Value allocated to the variable investment option investing in the Guggenheim VT Long Short Equity Fund was automatically transferred to the variable investment option investing in an underlying money market fund.

•	Effective April 30, 2025, the Invesco V.I. Capital Appreciation Fund had a name change to the Invesco V.I. Discovery Large Cap Fund.

•	Effective June 2, 2025, the Wanger International Fund will be renamed to the Columbia Variable Portfolio - Acorn International Fund.

•	Effective June 2, 2025, the Wanger Acorn Fund will be renamed to the Columbia Variable Portfolio - Acorn Fund.

Important Information You Should Consider About the Policy

FEES AND EXPENSES	LOCATION IN PROSPECTUS
Charges for Early Withdrawals

The maximum surrender charge that you can pay while you own the policy is equal to 0.50% of the policy face amount plus 28.50% of premiums paid for single life policies. For multiple life policies, the maximum surrender charge is 30.00% of premiums paid. The surrender charge begins to decrease after five policy years, and becomes zero after ten policy years.

For example, for a single life policy with a $100,000 face amount and $20,000 in premiums paid, the maximum full surrender charge would be $500 + $5700, or $6200.

Fee Tables; Charges and Deductions
Transaction Charges

In addition to the full surrender charge, you also may be charged for other transactions. Specifically:

Partial Surrender Charge. Deducted from the policy value upon a partial surrender of the policy. This charge is equal to the charge that would apply upon a full surrender multiplied by the partial surrender amount divided by the result of subtracting the full surrender charge from the policy value. A similar partial surrender charge also is deducted from policy value upon a decrease in face amount.

Partial Surrender Fee. A charge in addition to the partial surrender charge, equal to a percentage of the partial surrender amount.

Issue Expense Charge And Face Amount Increase. This charge, designed to recoup our policy issuance expenses, is deducted on each of the first 12 monthly calculation days after policy issue or face amount increase (1/12th of the total amount on each such day).

Premium Tax Charge. Deducted from each premium payment you make.

Federal Tax Charge. Deducted from each premium payment you make.

Transfer Charge. At present, we do not charge for transfers between investment options, but we reserve the right to charge up to $10 per transfer after the first two transfers in any given policy year.

Fee Tables; Charges and Deductions

FEES AND EXPENSES				LOCATION IN PROSPECTUS
Ongoing Fees and Expenses (annual charges)	In addition to surrender charges and transaction charges, an investment in the policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the policy, the administrative charge, the mortality and expense risk charge, and the cost of optional benefits available under the policy. Such fees and expenses may be set based on characteristics of the insured (e.g., age, sex, and rating classification). You should view the policy specifications page of your policy for the rates applicable to your policy.			Fee Tables; Charges and Deductions

You will also bear expenses associated with the underlying funds under the policy, as shown in the following table

	ANNUAL FEE	MIN.	MAX.
	Investment options (underlying fund fees and expenses)*	0.27%	5.19%
* As a percentage of underlying fund assets. Fee amounts are as of December 31, 2024, and can vary from year to year.

RISKS				LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in the policy.			Principal Risks of Investment in the Policy
Not a Short-Term Investment

●    A policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash.

●    We may apply a surrender charge with respect to any surrender you make from the policy.

●    A surrender may also reduce your policy’s face amount and may have adverse tax consequences.

●    You can avoid surrender charges and such possible adverse tax consequences by holding your policy for the long-term and minimizing surrenders.

●    Tax deferral generally is more beneficial to investors with a long time horizon.

Principal Risks of Investment in the Policy; Charges and Deductions; Federal Income Tax Considerations

RISKS		LOCATION IN PROSPECTUS
Risks Associated with Investment Options

●     An investment in this policy is subject to the risk of poor investment performance of the funds you choose, which performance can vary among the funds.

●     Each fund (as well as the GIA) has its own unique risks.

●     You should review the investment options before making an investment decision.

Principal Risks of Investment in the Policy; The Guaranteed Interest Accounts; Appendix A: Investment Options Available Under the Policy
Insurance Company Risks	Any obligations, guarantees, and benefits of the policy are subject to the claims-paying ability of Nassau Life. If Nassau Life experiences financial distress, it may not be able to meet its obligations to you. More information about Nassau Life, including its financial strength ratings, is available upon request by calling toll-free at 1-800-541-0171	Nassau Life Insurance Company
Contract Lapse	Your policy will remain in force only as long as the cash surrender value is enough to pay the monthly charges incurred under the policy. If the cash surrender value is no longer enough to pay the monthly charges, the policy will lapse, or end. Factors that may cause your policy to lapse include: insufficient premium payments, poor investment performance, surrenders, and unpaid loans or loan interest. To prevent your policy from lapsing, you must during the grace period pay an amount equal to three times the required monthly deduction plus any other amount due. The death benefit will not be paid if the policy has lapsed.	Lapse and Reinstatement

RESTRICTIONS		LOCATION IN PROSPECTUS
Investments

If you choose to participate in an asset allocation program or strategic program, the assets you have dedicated to the program will be limited by the terms of the program.

We do not permit transfers of less than $500 unless either (a) the entire balance in the investment option or the Guaranteed Interest Account is being transferred or (b) the transfer is part of a Systematic Transfer Program.

Transfers out of the Guaranteed Interest Accounts are limited to one transfer per year. The amount you may transfer out of the Guaranteed Interest Accounts is limited based on a schedule described later in this Prospectus.

Additional Programs – Asset Allocation and Strategic Programs ; Transfer of Policy Value; Nassau Life Insurance Company

RESTRICTIONS		LOCATION IN PROSPECTUS

We reserve the right to reject or restrict transfers if we determine the transfers reflect frequent trading or a market timing strategy, or we are required to reject or restrict the transfer by the applicable fund.

Nassau Life reserves the right to remove or substitute funds as investment options that are available under the policy.
Optional Benefits	We offer several optional riders under the policy. The insurance features added by these riders include waiver of premium in the event of total disability and payment of an additional death benefit in the event of accidental death.	Optional Insurance Benefits

TAXES		LOCATION IN PROSPECTUS
Tax Implications

●     You should consult with a tax professional to determine the tax implications of an investment in and payments received under the policy.

●     If you purchase the policy through a qualified retirement plan or individual retirement account, you do not receive any additional tax deferral.

●     Any gain on your policy is taxed at ordinary income tax rates when withdrawn, and you may have to pay a penalty tax if you take a withdrawal before age 59½.

Federal Income Tax Considerations

CONFLICTS OF INTEREST		LOCATION IN PROSPECTUS
Investment Professional Compensation

Currently, we do not make new sales of the policy, and thus the compensation practices described here relate primarily to compensation with respect to prior sales.

Your registered representative may have received compensation for selling the policy to you. We generally pay compensation as a percentage of premium payments invested in the policy (“commissions”). Nassau Life may also pay for sales and distribution expenses out of any payments we or the principal underwriter of the contracts may receive from the funds for providing administrative, marketing and other support and services to the funds. To the extent permitted by FINRA rules and other applicable laws and regulations, the principal underwriter may pay or allow other promotional incentives or payments in the form of cash or other compensation.

Principal Underwriter
CONFLICTS OF INTEREST		LOCATION IN PROSPECTUS
The presence of these forms of compensation can influence a registered representative to recommend the policy over another investment.
Exchanges	As a general matter, some investment professionals could have a financial incentive to offer you this policy in place of another policy you currently own. Similarly, some investment professionals may have a financial incentive to offer you a new policy to replace this policy. You should only exchange your current policy if you determine, after comparing the features, fees, and risks of both policies, that it is better for you to purchase this policy rather than continue to own your existing policy. Currently, we do not offer this policy for new sales, and thus would not offer this policy in connection with such a replacement transaction.	Principal Underwriter

APPENDIX A – Investment Options Available Under The Policy

The following is a list of underlying funds available under the policy. More information about the underlying funds is available in the prospectuses for the funds, which may be amended from time to time and can be found online at https://nassau.onlineprospectus.net/Nassau/Products/index.html. You can also request this information at no cost by calling 1-800-541-0171 or by sending an email request to customer_contact_center@nfg.com.

The current expenses and performance information below reflects fees and expenses of the funds, but does not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these charges were included. Each fund’s past performance is not necessarily an indication of future performance.

Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/24)
			1 Year	5 Years	10 Years
Long-term capital appreciation.	Alger Capital Appreciation Portfolio[1,2] (Class 1-2 Shares) – Fred Alger Management, LLC	0.93%	48.13%	17.84%	15.55%
Seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400® Index.	CVT S&P MidCap 400 Index Portfolio[3] (Class I) – Calvert Research and Management Ameritas Investment Partners, Inc.	0.33%	13.52%	9.99%	9.31%
The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor’s 500 Composite Stock Price Index, which emphasizes stocks of large US companies.	DWS Equity 500 Index VIP (Class A)[3] - DWS Investment Management Americas, Inc. Northern Trust Investments, Inc.	0.25%	24.63%	14.22%	12.81%
The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies.	DWS Small Cap Index VIP (Class A)[3] - DWS Investment Management Americas, Inc. Northern Trust Investments, Inc.	0.38%	11.15%	7.09%	7.53%
To provide current income.	Federated Hermes Fund for U.S. Government Securities II3 - Federated Investment Management Company Federated Advisory Service Company	0.80%	0.58%	-1.14%	0.45%
To seek high current income.	Federated Hermes High Income Bond Fund II3 – Federated Investment Management Company Federated Advisory Service Company	0.83%	6.27%	3.19%	4.48%
To provide current income consistent with stability of principal and liquidity.	Federated Hermes Government Money Fund II3 – Federal Investment Management Company Federated Advisory Service Company	0.66%	4.67%	2.09%	1.36%
Seeks long-term capital appreciation.	Fidelity® VIP ContrafundSM Portfolio (Service Class)[3] - Fidelity Management & Research Company LLC	0.66%	33.63%	16.92%	13.50%
Seeks to provide capital growth.	Fidelity® VIP Growth Opportunities Portfolio (Service Class)[3] - Fidelity Management & Research Company LLC	0.67%	38.76%	18.64%	18.10%

Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/24)
			1 Year	5 Years	10 Years
Seeks to achieve capital appreciation.	Fidelity® VIP Growth Portfolio (Service Class)[3] - Fidelity Management & Research Company LLC	0.66%	30.27%	18.81%	16.51%
Seeks as high a level of current income as is consistent with the preservation of capital.	Fidelity® VIP Investment Grade Bond Portfolio (Service Class)[3] - Fidelity Management & Research Company LLC	0.48%	1.62%	0.34%	1.83%
Seeks to maximize income while maintaining prospects for capital appreciation.	Franklin Income VIP Fund (Class 2) – Franklin Advisers, Inc.	0.72%	7.20%	5.29%	5.27%
Seeks capital appreciation, with income as a secondary goal.	Franklin Mutual Shares VIP Fund (Class 2) – Franklin Mutual Advisors, LLC	0.94%	11.27%	5.75%	5.83%
The Fund’s investment objective is to seek capital growth.	Invesco V.I. American Franchise Fund (Series I Shares) – Invesco Advisers, Inc.	0.85%	34.89%	15.84%	14.16%
The Fund’s investment objectives are both capital appreciation and current income.	Invesco V.I. Equity and Income Fund (Series II Shares) – Invesco Advisers, Inc.	0.82%	11.91%	8.12%	7.09%
The Fund’s investment objective is long-term growth of capital.	Invesco V.I. Core Equity Fund[1,2] (Series I Shares) - Invesco Advisers, Inc.	0.80%	25.60%	12.35%	9.42%
The Fund’s investment objective is to seek capital appreciation.	Invesco V.I. Discovery Large Cap Fund (Series II Shares)[3] - Invesco Advisers, Inc.	1.05%	33.82%	15.76%	12.97%
The Fund’s investment objective is to seek capital appreciation.	Invesco V.I. Global Fund (Series II Shares) - Invesco Advisers, Inc.	1.06%	15.78%	10.21%	8.73%
The Fund’s investment objective is long-term growth of capital.	Invesco V.I. Main Street Mid Cap Fund®[1,2] (Series I Shares) - Invesco Advisers, Inc.	0.94%	17.07%	9.12%	7.95%
The Fund’s investment objective is to seek capital appreciation.	Invesco V.I. Main Street Small Cap Fund® (Series II Shares)- Invesco Advisers, Inc.	1.11%	12.41%	10.21%	8.73%

Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/24)
			1 Year	5 Years	10 Years
Seeks long-term capital appreciation.	Lazard Retirement U.S. Small Cap Equity Select Portfolio (Service Shares) [1,2,3] – Lazard Asset Management LLC	1.12%	11.12%	5.74%	6.73%
The Fund’s investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return	Lord Abbett Bond Debenture Portfolio (Class VC shares) – Lord Abbett	1.14%	6.72%	1.90%	3.73%
The Fund’s investment objective is long-term growth of capital and income without excessive fluctuations in market value.	Lord Abbett Growth and Income Portfolio (Class VC shares) – Lord Abbett	0.93%	20.60%	10.37%	9.05%
The Fund seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.	Lord Abbett Mid Cap Stock Portfolio (Class VC shares) – Lord Abbett	1.14%	14.90%	9.21%	6.83%
The Portfolio seeks to provide investors with capital appreciation.	Morningstar Aggressive Growth ETF Asset Allocation Portfolio (Class II) - ALPS Advisors, Inc. Morningstar Investment Management, LLC	0.89%	14.58%	8.63%	8.05%
The Portfolio seeks to provide investors with capital appreciation and some current income.	Morningstar Balanced ETF Asset Allocation Portfolio (Class II) – ALPS Advisors, Inc. Morningstar Investment Management, LLC	0.86%	10.17%	5.53%	5.54%
The Portfolio seeks to provide investors with capital appreciation.	Morningstar Growth ETF Asset Allocation Portfolio (Class II) – ALPS Advisors, Inc. Morningstar Investment Management, LLC	0.87%	12.67%	7.32%	7.00%
The Portfolio seeks to provide investors with current income and capital appreciation.	Morningstar Income and Growth ETF Asset Allocation Portfolio (Class II) – ALPS Advisors, Inc. Morningstar Investment Management, LLC	0.85%	7.97%	3.81%	4.13%
The Fund seeks growth of capital.	Neuberger Berman AMT Mid Cap Growth Portfolio (Class S)[3] - Neuberger Berman Investment Advisers LLC	1.11%	23.76%	10.35%	10.25%
The Fund seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s environmental, social and governance (ESG) criteria.	Neuberger Berman AMT Sustainable Equity Portfolio (Class S)[3] - Neuberger Berman Investment Advisers LLC	1.15%	25.52%	13.68%	11.18%

Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/24)
			1 Year	5 Years	10 Years
The Portfolio seeks maximum real return, consistent with prudent investment management.	PIMCO VIT CommodityRealReturn® Strategy Portfolio (Advisor Class) - Pacific Investment Management Company LLC	2.38%	3.97%	6.98%	1.55%
The Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management.	PIMCO VIT Real Return Portfolio (Advisor Class) - Pacific Investment Management Company LLC	1.17%	2.03%	1.83%	2.05%
The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO VIT Total Return Portfolio (Advisor Class) - Pacific Investment Management Company LLC	0.89%	2.43%	-0.13%	1.43%
Seeks to provide total returns that inversely correlate, before fees and expenses, to the price movement of a benchmark for U.S. Treasury debt instruments or futures contract on a specified debt instrument on a daily basis.	Rydex VT Inverse Government Long Bond Strategy Fund [1,2,3] - Security Investors, LLC, which operates under the name Guggenheim Investments	5.06%	16.91%	7.26%	1.10%
Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis.	Rydex VT Nova Fund [1,2,3] - Security Investors, LLC, which operates under the name Guggenheim Investments	1.68%	32.75%	16.37%	15.44%
Seeks long-term capital appreciation.	Templeton Developing Markets VIP Fund (Class 2 Shares)[3] - Templeton Asset Management Ltd. Franklin Templeton Investment Management Limited	1.36%	7.67%	0.88%	3.98%
Seeks long-term capital growth.	Templeton Foreign VIP Fund (Class 2 Shares)[3] - Templeton Investment Counsel, LLC	1.06%	-1.00%	2.60%	2.38%
Seeks long-term capital growth.	Templeton Growth VIP Fund (Class 2 Shares)[3] - Templeton Global Advisors Limited Templeton Asset Management Ltd	1.12%	5.40%	4.60%	4.08%
Capital appreciation and current income.	TVST Touchstone Balanced Fund[3] - Touchstone Advisors, Inc. Fort Washington Investment Advisors, Inc.	0.79%	13.59%	9.57%	8.36%

Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/24)
			1 Year	5 Years	10 Years
High Level of current income consistent with preservation of capital. Capital appreciation is secondary.	TVST Touchstone Bond Fund[3] - Touchstone Advisors, Inc. Fort Washington Investment Advisors, Inc.	0.62%	2.19%	0.24%	1.25%
Capital appreciation.	TVST Touchstone Common Stock Fund[3] - Touchstone Advisors, Inc. Fort Washington Investment Advisors, Inc.	0.73%	21.48%	14.91%	12.36%
Growth of Capital.	TVST Touchstone Small Company Fund[3] - Touchstone Advisors, Inc. Fort Washington Investment Advisors, Inc.	0.76%	13.70%	10.83%	10.19%
The Series has an investment objective of long-term growth of capital.	Virtus KAR Capital Growth Series A [3] – Virtus Investment Advisers, LLC. Kayne Anderson Rudnick Investment Management, LLC	1.03%	26.20%	12.84%	13.34%
The Series has investment objectives of capital appreciation and current income.	Virtus KAR Equity Income Series A [3] - Virtus Investment Advisers, LLC. Kayne Anderson Rudnick Investment Management, LLC	0.98%	9.63%	7.95%	7.25%
The Series has an investment objective of high total return consistent with reasonable risk.	Virtus SGA International Growth Series A [3] - Virtus Investment Advisers, LLC. Sustainable Growth Advisers, LP	1.14%	-5.59%	3.96%	2.05%
The Series has an investment objective of long-term total return.	Virtus Newfleet Multi-Sector Intermediate Bond Series A [3] - Virtus Investment Advisers, LLC. Newfleet Asset Management, LLC	0.94%	5.91%	2.32%	3.34%
The Series has investment objectives of capital appreciation and income with approximately equal emphasis.	Virtus Duff & Phelps Real Estate Securities Series A [3] - Virtus Investment Advisers, LLC. Duff & Phelps Investment Management Co.	1.10%	10.92%	5.58%	6.12%
The Series has an investment objective of long-term capital growth.	Virtus KAR Small-Cap Growth Series A [3] - Virtus Investment Advisers, LLC. Kayne Anderson Rudnick Investment Management, LLC	1.14%	9.72%	6.80%	14.30%
The Series has an investment objective of long-term capital appreciation.	Virtus KAR Small-Cap Value Series A [3] - Virtus Investment Advisers, LLC. Kayne Anderson Rudnick Investment Management, LLC	1.10%	9.98%	9.04%	9.26%

Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/24)
			1 Year	5 Years	10 Years
The Series has an investment objective of high total return over an extended period of time consistent with prudent investment risk	Virtus Tactical Allocation Series (Class A Shares) [3] - Virtus Investment Advisers, LLC. Kayne Anderson Ruddick Investment Management, LLC and NewFleet Asset Management, LLC (fixed)	0.98%	13.80%	6.83%	6.48%
Seeks long-term capital appreciation.	Wanger International Fund [3,4] - Columbia Wanger Asset Management, LLC	1.14%	-8.25%	-0.72%	3.07%
Seeks long-term capital appreciation.	Wanger Acorn Fund[3,5] - Columbia Wanger Asset Management, LLC	0.95%	14.18%	4.58%	8.12%

1 This fund is closed to new investors.

2 For contract owners who had value allocated to a fund before its applicable closure date, the following restrictions apply: (1) only regular purchase payments are allowed into the fund; (2) no transfers from other funds are allowed into the fund; (3) existing allocation percentages may only be reduced and the fund may not be added to an allocation schedule; (4) existing dollar cost averaging (“DCA”) percentages may only be reduced and the fund may not be added to a DCA allocation schedule; and (5) existing rebalancing percentages may only be reduced and the fund may not be added to the rebalancing allocation schedule.

3 The current expenses of this fund reflect a temporary fee waiver or expense reimbursement arrangement.

4 The fund name will be changed to “Columbia Variable Portfolio - Acorn International Fund” effective June 2, 2025.

5 The fund name will be changed to “Columbia Variable Portfolio - Acorn Fund” effective June 2, 2025.

The Statutory Prospectus and Statement of Additional Information, each dated May 1, 2025, are incorporated by reference into this Updating Summary Prospectus. For a free copy of the Prospectus or Statement of Additional Information, or for general inquiries, contact our Customer Service Office. You may also go online at https://nassau.onlineprospectus.net/Nassau/Products/index.html.

EDGAR Contract Identifier Number: C000074751